Filed pursuant to Rule 497(e)
Registration Nos. 333- 172080; 811- 22525

MANAGED PORTFOLIO SERIES

Coho Relative Value Equity Fund
(the “Fund”)

Supplement dated September 25, 2025, to the Prospectus and Statement of Additional Information, each dated
November 28, 2024, as supplemented

At a special meeting held on September 23, 2025, based upon the recommendation of Coho Partners, Ltd., the Fund’s investment adviser (the “Adviser”), the Board of Trustees of Managed Portfolio Series (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) providing for the proposed reorganization of the Fund with and into the Huber Select Large Cap Value Fund (the “Acquiring Fund”), a series of Advisors Series Trust (the “Reorganization”).
The Reorganization is subject to approval by shareholders of the Fund. If shareholders of the Fund approve the Reorganization, shares of the Fund would be exchanged for Institutional Class shares of the Acquiring Fund equal in value to the shares of the Fund held immediately prior to the Reorganization. The initial investment minimum for the Acquiring Fund’s Institutional Class Shares will be waived with respect to shareholder accounts opened in connection with the Reorganization.
Huber Capital Management, LLC (“Huber”) serves as the investment adviser to the Acquiring Fund. After the Reorganization, Huber will continue to serve as the Acquiring Fund’s investment adviser. The Fund and the Acquiring Fund have similar principal investment strategies. While there are differences between the investment objectives of the Fund and the Acquiring Fund, as well as some differences in the strategies and risks, there are several similarities in the Funds’ investments, including that both Funds invest in large cap securities.
The Acquiring Fund has a higher advisory fee and annual operating expenses compared to the Fund. In addition, it is estimated that the Acquiring Fund will have higher total annual fund operating expenses for the Institutional Class shares after the closing of the Reorganization. Huber has contractually agreed to continue operating the Acquiring Fund at the current expense cap after the closing of the Reorganization. The Acquiring Fund’s expense cap is indefinite, and will remain in effect for at least two years after the closing of the Reorganization. If the expense limitation agreement applicable to the Acquiring Fund were to terminate, the expenses payable by shareholders of the Fund following the Reorganization would increase further.
Additionally, the Fund is not subject to any 12b-1 fees or sales charges, whereas each class of shares of the Acquiring Fund may accrue up to 0.25% in 12b-1 fees of the average daily net assets and may accrue up to 0.15% in shareholder servicing plan fees of the average daily net assets. However, accrual for the

Acquiring Fund’s Institutional Class shares is currently set at 0.00% through at least February 28, 2028, for both 12b-1 fees and shareholder servicing plan fees, and any accrual increase must first be approved by the Board of Trustees for the Acquiring Fund.
The special meeting of shareholders of the Fund is expected to be held on November 25, 2025, and the Reorganization, if approved, is expected to occur shortly thereafter. A notice of the special meeting of shareholders and a combined proxy statement/prospectus (the “Proxy Statement”) for the Reorganization, seeking Fund shareholder approval of the Plan of Reorganization, will be sent in the near future to shareholders of the Fund. The Proxy Statement will contain important information about the Reorganization and the Acquiring Fund, including information about the Acquiring Fund’s investment strategies, risks, fees, and expenses.
The Reorganization will not affect the value of your account’s investment in the Fund at the time of the Reorganization. The Reorganization is expected to be treated as a tax-free reorganization for federal income tax purposes.
Fund shareholders may continue to purchase and sell shares of the Fund until the last business day before the closing of the Reorganization, subject to the limitations described in the Prospectus.

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Please retain this supplement for your reference